                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                    Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997

                             CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                             TRUST ACCOUNT #13210501
                             REMITTANCE DATE: 4/15/97

                                                Total $        Per $1,000
                                                Amount          Original
                                                -------        ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                          $5,941,419.97

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                        0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                    $5,941,419.97
A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.50%)        5.50%
          b. Class A-1 Interest                 390,985.13     3.25820943
          c. Class A-2 Remittance Rate(5.85%)        5.85%
          d. Class A-2 Interest                 243,750.00     4.87500000
          e. Class A-3 Remittance Rate(6.20%)        6.20%
          f. Class A-3 Interest                 180,833.33     5.16666657
          g. Class A-4 Remittance Rate(6.50%)        6.50%
          h. Class A-4 Interest                 270,833.33     5.41666660
          i. Class A-5 Remittance Rate(7.00%)        7.00%
          j. Class A-5 Interest                 443,041.67     5.83333338

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00            .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                    CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 2

                       CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                       TRUST ACCOUNT #13210501
                       REMITTANCE DATE: 4/15/97

B. Principal

   (5)   Formula Principal Distribution
         Amount                                  3,185,299.66           N/A
         a. Scheduled Principal                    434,327.85           N/A
         b. Principal Prepayments                1,959,053.99           N/A
         c. Liquidated Contracts                   791,917.82           N/A
         d. Repurchases                                   .00           N/A

   (6)   Pool Scheduled Principal
         Balance                               360,887,300.17  905.00849796
   (6a)  Pool Factor                                .90500850

   (7)   Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                             .00

   (8)   Class A Percentage for such Remittance
         Date                                           91.23%

   (9)   Class A Percentage for the following
         Remittance Date                                91.16%

   (10)  Class A Principal Distribution:
         a. Class A-1                            3,185,299.66   26.54416383
         b. Class A-2                                     .00           .00
         c. Class A-3                                     .00           .00
         d. Class A-4                                     .00           .00
         e. Class A-5                                     .00           .00

   (11)  Class A-1 Principal Balance            82,120,547.17  684.33789308
   (11a) Class A-1 Pool Factor                      .68433789

   (12)  Class A-2 Principal Balance            50,000,000.00  1000.0000000
   (12a) Class A-2 Pool Factor                     1.00000000

   (13)  Class A-3 Principal Balance            35,000,000.00  1000.0000000
   (13a) Class A-3 Pool Factor                     1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                       CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                       TRUST ACCOUNT #13210501
                       REMITTANCE DATE: 4/15/97

   (14)  Class A-4 Principal Balance             50,000,000.00  1000.0000000
   (14a) Class A-4 Pool Factor                      1.00000000

   (15)  Class A-5 Principal Balance             75,950,000.00  1000.0000000
   (15a) Class A-5 Pool Factor                      1.00000000

   (16)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                              .00

C.       Aggregate Scheduled Balances and Number of Delinquent
         Contracts as of Determination Date

   (17)  31-59 days                               4,193,970.98           126

   (18)  60 days or more                          4,292,421.07           117

   (19)  Current Month Repossessions                809,897.81            25

   (20)  Repossession Inventory                   4,127,673.10           122

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

   (21)  Average Sixty-Day Delinquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current
              Remittance Date                                           1.19%

         (b)  Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                              1.26%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 4

                       CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                       TRUST ACCOUNT #13210501
                       REMITTANCE DATE: 4/15/97

   (22)  Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current
              Remittance Date                                             1.16%

         (b)  Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                                1.05%

   (23)  Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; may not exceed 5.5% from February 1, 2000 to
              January 31, 2001, 6.5% from February 1, 2001 to
              January 31, 2002, 8.5% from February 1, 2002 to
              January 31, 2003 and 9.5% thereafter)                       0.27%

   (24)  Current Realized Losses Test

         (a)  Current Realized Losses for current Remittance Date   381,010.79

         (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
              arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
              may not exceed 2.25%)                                       0.71%

   (25)  Class M-1 Principal Balance Test

         (a) The sum of Class M-1 Principal Balance and Class B Principal Balance (before distributions on current Remittance Date)
              divided by Pool Scheduled Principal Balance as of preceding
              Remittance Date (may not exceed 25.5%)                     18.63%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5

                                CUSIP#'S 393505LF7
                                TRUST ACCOUNT #13210501
                                REMITTANCE DATE: 4/15/97

   (26)  Class B Principal Balance Test

         (a)  Class B Principal Balance (before any distributions
              on current Remittance Date) as of such Remittance date
              greater than $7,975.335.00                                   .00%

         (b)  Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 12.00%                             8.77%

                                                 Total $            Per $1,000
                                                 Amount              Original
                                                 -------            ----------
CLASS M1 CERTIFICATES
---------------------

   (27)  Amount available (including Monthly
         Servicing Fee)                       1,226,676.85

A.       Interest

   (28)  Aggregate interest

         a.  Class M-1 Remittance Rate (7.00%,
             unless Weighted Average Contract
             Rate is below 7.00%)                     7.00%
         b.  Class M-1 Interest                 209,416.67          5.83333343

   (29)  Amount applied to Class M-1 Interest
         Deficiency Amount                             .00                   0

   (30)  Remaining unpaid Class M-1 Interest
         Deficiency Amount                             .00                   0

   (31)  Amount Applied to:

         a.    Unpaid Class M-1 Interest Shortfall     .00                   0

   (32)  Remaining:

         a.    Unpaid Class M-1 Interest Shortfall     .00                   0

B.       Principal

   (33)  Formula Principal Distribution Amount

         a.    Scheduled Principal                     .00                 N/A
         b.    Principal Prepayments                   .00                 N/A
         c.    Liquidated Contracts                    .00                 N/A
         d.    Repurchases                             .00                 N/A

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 6

                                      CUSIP#'S 393505LG5,LH3
                                      REMITTANCE DATE: 4/15/97


   (34)  Class M-1 Principal Balance            35,900,000.00     1000.00000000

   (34a) Class M-1 Pool Factor                     1.00000000

   (35)  Class M-1 Percentage for such Remittance
         Date                                             .00%

   (36)  Class M-1 Percentage for the following
         Remittance Date                                  .00%

   (37)  Class M-1 Principal Distribution:

         a. Class M-1 (current)                           .00        0.00000000
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date      .00

   (38)  Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date       .00

                                                   Total $          Per $1,000
                                                    Amount           Original
                                                   -------          ----------
Class B1 Certificates
---------------------

   (1)   Amount Available less the Class A
         Distribution Amount and Class M-1
         Distribution amount (including Monthly
         Servicing Fee)                          1,017,260.18

   (2)   Class B-1 Remittance Rate (6.95% unless
         Weighted Average Contract Rate is
         below 6.95%)                                    6.95%

   (3)   Aggregate Class B1 Interest                92,377.08        5.79166646

   (4)   Amount applied to Unpaid Class
         B1 Interest Shortfall                            .00               .00

   (5)   Remaining unpaid Class B1
         Interest Shortfall                               .00               .00

   (6)   Amount applied to Class B1 Interest
         Deficiency Amount                                .00

   (7)   Remaining Unpaid Class B-1 Interest
         Deficiency Amount                                .00

   (8)   Unpaid Class B1 Principal Shortfall
         (if any) following prior Remittance Date         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 7

                                        CUSIP#'S 393505LG5,LH3
                                        REMITTANCE DATE: 4/15/97

   (8a)  Class B Percentage for such Remittance Date                       .00
   (8b)  Class B Percentage for the following
         Remittance Date                                                   .00

   (9)   Current Principal(Class B Percentage of
         Formula Principal Distribution Amount)                            .00

   (10a) Class B1 Principal Shortfall                                      .00
   (10b) Unpaid Class B1 Principal Shortfall                               .00

   (11)  Class B Principal Balance                               31,916,753.00

   (12)  Class B1 Principal Balance                              15,950,000.00

 Class B2 Certificates                           Total $           Per $1,000
                                                  Amount            Original
                                                 -------           ----------

   (13)  Remaining Amount Available             924,883.10

   (14)  Class B-2 Remittance Rate (7.30%
         unless Weighted Average Contract
         Rate is less than 7.30%)                     7.30%

   (15)  Aggregate Class B2 Interest             97,131.08          6.08333329

   (16)  Amount applied to Unpaid Class
         B2 Interest Shortfall                         .00                 .00

   (17)  Remaining Unpaid Class B2
         Interest Shortfall                            .00                 .00

   (18)  Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance
         Date                                          .00

   (19)  Class B2 Principal Liquidation Loss Amount    .00

   (20)  Class B2 Principal (zero until Class
         B1 paid down; thereafter, Class B
         Percentage of Formula Principal
         Distribution Amount)                          .00

   (21)  Guarantee Payment                             .00

                       GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                        SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 8

                                             CUSIP#'S 393505LG5,LH3
                                             REMITTANCE DATE: 4/15/97

   (22)  Class B2 Principal Balance                 15,966,753.00

   (23)  Monthly Servicing Fee (Deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green
         Tree Financial Corporation is not the
         Servicer; deducted from funds remaining
         after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class
         B-2 Distribution Amount; if the Company
         or Green Tree Financial Corporation
         is the Servicer)                              151,696.92

   (24)  Class C Residual Payment                      676,055.10

   (25)  Class M-1 Interest Deficiency on such
         Remittance Date                                      .00

   (26)  Class B-1 Interest Deficiency on such
         Remittance Date                                      .00

   (27)  Repossessed Contracts                         809,897.81

   (28)  Repossessed Contracts Remaining
         in Inventory                                4,127,673.10

   (29)  Weighted Average Contract Rate                   9.79051

                                     GTFC
                                    1996-1
                                  MARCH 1997
                              Defaulted Contracts

                                                  Estimated
                                                   Loss At
Account#     Principal    Interest     Amount     Sale Date
--------     ----------   --------   ----------  -----------
16318994      22,797.15     125.38    22,922.53     9,323.35
21319111       4,477.68      24.62     4,502.30     2,251.12
21319198      13,926.85      76.59    14,003.44     7,843.84
25328481      26,056.08     143.30    26,199.38     5,833.87
35315877       5,495.65      30.22     5,525.87     6,068.75
40315553      38,621.30     212.41    38,833.71    10,706.73
45303745      52,744.61     290.09    53,034.70    14,640.17
46301665      27,295.55     150.12    27,445.67     8,498.57
46301713      14,231.87      78.27    14,310.14     7,371.74
47306113      49,559.86     272.57    49,832.43    25,186.82
50322658      36,937.76     203.15    37,140.91     5,696.16
52311910      20,303.69     111.67    20,415.36     5,911.53
52311938      25,452.07     139.98    25,592.05    13,773.57
52311952      30,241.56     166.32    30,407.88    12,703.09
57317222      15,492.40      85.20    15,577.60     7,633.72
60308131      36,424.42     200.33    36,624.75    12,716.46
63321351      30,617.62     168.39    30,786.01    12,217.53
63321464      14,621.81      80.41    14,702.22     7,556.80
72308993       4,232.01      23.27     4,255.28     3,395.11
73319616       7,331.94      40.32     7,372.26     7,945.73
74320532      44,103.50     242.56    44,346.06    17,588.95
75327135       9,613.56      52.87     9,666.43     7,039.15
75327266      26,652.35     146.58    26,798.93     9,079.09
75327283      29,675.17     163.21    29,838.38     7,465.29
75327294      29,794.20     163.86    29,958.06     5,766.38
77325957      33,443.73     183.94    33,627.67    10,701.91
77326071      28,137.73     154.75    28,292.48     6,699.98
80317746      21,409.98     117.75    21,527.73    15,356.16
85317703      25,506.69     140.28    25,646.97    16,501.93
90323802      35,177.18     193.47    35,370.65     8,510.98
93314598      11,936.28      65.64    12,001.92     7,110.58
97329479      19,605.57     107.83    19,713.40    12,869.36

TOTALS      $791,917.82  $4,355.35  $796,273.17  $311,964.42
            ===========  =========  ===========  ===========